UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas	76107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol*	Name of Exchange on Which Registered
Class A Voting Common Stock, par value $0.001 per share	LONEQ	NASDAQ Global Select Market

*The registrant’s Class A Voting Common Stock began trading on the Pink Open Market on October 12, 2020 under the symbol “LONEQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on September 30, 2020 (the “Petition Date”), Lonestar Resources US Inc., a Delaware corporation (the “Company” or “we”), and certain of its direct and indirect wholly-owned subsidiaries (collectively with the Company, the “Debtors”), filed voluntary petitions for relief (collectively, the “Petitions” and, the cases commenced thereby, the “Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (Houston) (the “Bankruptcy Court”). The Debtors also filed with the Bankruptcy Court the proposed Joint Prepackaged Plan of Reorganization for Lonestar Resources US Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, as described below (as amended, modified or supplemented from time to time, the “Plan”), as contemplated by that certain Restructuring Support Agreement, dated as of September 14, 2020 (as amended, modified or supplemented from time to time, the “RSA”) among the Debtors and Citibank, N.A., as administrative agent under the Company’s revolving credit facility, certain lenders (the “Consenting RBL Lenders”) under the Company’s revolving credit facility and certain holders (the “Consenting Noteholders” and, together with the Consenting RBL Lenders, the “Consenting Creditors”) of the Company’s outstanding 11.25% senior notes due 2023 (the “Notes”). On November 12, 2020, the Bankruptcy Court entered an order confirming and approving the Plan.

Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Pursuant to the Plan:

•

Exit Facilities. On the effective date of the Plan (the “Effective Date”), the reorganized Debtors shall enter into (a) a first-out senior secured revolving credit facility in an amount equal to 80% of the aggregate outstanding principal amount of loans and letters of credit under the Company’s existing revolving credit facility of the Consenting RBL Lenders and any other lender under the existing revolving credit facility that agrees to accept the Plan (the “Accepting Lenders”); provided that, on the Effective Date, the aggregate principal amount of the new revolving credit facility shall not be less than $152 million (the “Exit RBL Facility”), (b) a second-out-senior-secured term loan credit facility in an amount equal to 20% of the aggregate outstanding principal amount of loans and letters of credit under the Company’s existing revolving credit facility of the Consenting RBL Lenders and the Accepting Lenders (the “Second-Out Exit Term Facility”), and (c) if necessary, a last-out-senior-secured term loan credit facility in an amount equal to 100% of the aggregate outstanding principal amount of loans and letters of credit of any lenders under the existing revolving credit facility that are not Consenting RBL Lenders or Accepting Lenders (the “Last-Out Exit Term Facility”).

•	Distributions to Creditors and Equityholders. The Plan provides for the following distributions to creditors and equityholders:

•

RBL Lenders. On the Effective Date, each holder of an allowed claim under the prepetition revolving credit facility that agreed to accept the Plan will receive its pro rata share of: (i) cash in an amount equal to all accrued and unpaid interest (at the non-default rate so long as the RSA has not been terminated), fees, and other amounts (excluding amounts owed for principal, undrawn letters of credit and contingent reimbursement and indemnification obligations) owing under the prepetition revolving credit facility through the Effective Date, to the extent not previously paid (the “RBL Cash Distribution”), (ii) revolving loans under the Exit RBL Facility, (iii) warrants (the “New Warrants”) to purchase up to 10% of the new equity interests (the “New Equity Interests”) to be issued by the reorganized Company pursuant to the Plan (subject to dilution only by the MIP Equity (as defined herein)), and (iv) term loans under the Second-Out Exit Term Facility. Each holder of an allowed claim under the prepetition revolving credit facility that does not vote on the Plan or votes to reject the Plan shall receive its pro rata share of: (x) the RBL Cash Distribution and (y) term loans under the Last-Out Exit Term Facility.

•

Noteholders. On the Effective Date, each holder of an allowed Notes claim will receive its pro rata share of 96% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

•

General Unsecured Creditors. On or as soon as practicable after the earliest to occur of the Effective Date and the date a general unsecured claim becomes due in the ordinary course of business, except to the extent that a holder agrees to less favorable treatment, each holder of a general unsecured claim will receive payment in full in cash on account of its allowed general unsecured claim or such other treatment as would render such claim unimpaired.

•

Preferred Equity Interests. All existing Series A-1 Preferred Stock (the “Preferred Stock”) of the Company shall be cancelled, and each holder of such Preferred Stock shall receive on account of such Preferred Stock, its pro rata share of 3% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

•

Common Equity Interests. All existing Class A Common Stock (the “Common Stock”) in the Company shall be cancelled, and each holder of the Common Stock shall receive on account of such Common Stock, its pro rata share of 1% of the New Equity Interests (subject to dilution by the MIP Equity and the New Warrants).

•

Management Incentive Plan. On or before the 60th day following the Effective Date or as soon as reasonably practicable thereafter, the reorganized Company shall enter into a management incentive plan (the “Management Incentive Plan”), which shall (a) reserve 8% of the New Equity Interests (or restricted stock units, options, or other rights exercisable, exchangeable, or convertible into such New Equity Interests) on a fully diluted basis (the “MIP Equity”) to certain members of senior management to be determined by the directors of the initial board or other governing body of the reorganized Company (the “New Board”) and (b) otherwise contain terms and conditions (including the form of awards, allocation of awards, vesting and performance metrics) to be determined by the New Board.

•

Board Composition. The composition of the New Board will consist of five (5) directors in total, which will include the Chief Executive Officer of the reorganized Company and other directors designated by certain holders of the Notes.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Debtors intend to pursue the transactions (collectively, the “Transaction”) contemplated in the Plan in accordance with the terms set forth therein, there can be no assurance that the Debtors will be successful in completing the Transaction, whether on the same or different terms.

Any new securities to be issued pursuant to the Plan have not been registered under the Securities Act or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements reflect management’s current expectations based on currently available information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements are generally identified with words such as “anticipate,” “believe,” budgeted,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “scheduled,” “should,” or other similar words. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things the risk related to the impact of the COVID-19 pandemic in geographic regions or markets served by us, or where our operations are located, including the risk of global recession and the other risk factors that have been listed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K.

You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to: the ability to consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Cases, the outcomes of court rulings and the Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Cases, which may interfere with the ability to consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Cases and restrictions imposed by the applicable courts; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements included in this notification should be considered in the context of these risks. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Joint Prepackaged Plan of Reorganization for Lonestar Resources US Inc. and Its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONESTAR RESOURCES US INC.

Date: November 13, 2020	By:	/s/ Frank D. Bracken, III
	Name:	Frank D. Bracken, III
	Title:	Chief Executive Officer